Exhibit 99.1

//FOR IMMEDIATE RELEASE//

UMB Financial Corporation Completes Acquisition

of Heartland Financial USA, Inc.

UMB closes largest acquisition in 111-year history, increasing total assets by more than 30%

KANSAS CITY, Mo. (Jan. 31, 2025) – UMB Financial Corporation (Nasdaq: UMBF) announced that it will close the acquisition of Heartland Financial USA, Inc. (Nasdaq: HTLF) today, effective at 11:59 p.m. As a result of this successful completion, UMB’s asset size will increase to approximately $68 billion (based on assets as of Dec. 31, 2024), expanding its geographic footprint from eight to 13 states. The acquisition also increases UMB’s private wealth management AUM/AUA by 32% and significantly expands its retail deposit base.

“Today is a monumental day for our organization as we welcome HTLF customers and associates to UMB,” said Mariner Kemper, chairman and chief executive officer of UMB Financial Corporation. “As the largest acquisition in our company’s history, this new chapter presents a tremendous opportunity to expand our core services and capabilities, while also introducing new communities to our geographic footprint. We are ready and excited to help our customers, existing and new, meet their financial goals.”

For more than a century, UMB has supported customers through delivering comprehensive banking services and asset management across its eight-state footprint and nationally. This acquisition will expand UMB’s banking presence, adding California, Iowa, Minnesota, New Mexico and Wisconsin to the existing footprint, which includes Missouri, Arizona, Colorado, Illinois, Kansas, Nebraska, Oklahoma and Texas. In addition, 104 new branches and 115 ATMs will be added to UMB’s current 93 banking centers and 235 ATMs, dramatically expanding the network for current and new customers.

HTLF, which currently does business as Minnesota Bank & Trust, Wisconsin Bank & Trust, Dubuque Bank & Trust, Illinois Bank & Trust, Bank of Blue Valley, Citywide Banks, Premier Valley Bank, Arizona Bank & Trust, New Mexico Bank & Trust, First Bank & Trust, HTLF Food & AgriBusiness, HTLF Specialized Industries, and HTLF Retirement Plan Services, will operate as a division of UMB prior to the banking centers and systems conversions, which is anticipated to occur in the fourth quarter of 2025, after which time the divisions will operate as UMB. Until that time, customers should continue to bank as they normally do.

UMB is deeply invested in the communities in which it does business, providing support through products, services, and investments as well as corporate and associate giving. UMB is committed to being a strong financial steward and is finalizing its Community Benefits Agreement, which will detail how it will provide support throughout its newly expanded footprint. Specific details will be shared when the plan is finalized.

As previously announced, five HTLF board members now join the UMB Financial Corporation Board of Directors: John Schmidt, Bradley (Brad) Henderson, Jennifer (Jenny) Hopkins, Margaret Lazo and Susan Murphy. With these additions, the UMBF Board grows to 16 board members.

“As we look to the future, we remain excited and true to who we are as an entrepreneurial-minded organization rooted in a more than 111-year history of steadfast commitment to our customers, associates and the communities we serve,” said Kemper.

About UMB

UMB Financial Corporation (Nasdaq: UMBF) is a financial services company headquartered in Kansas City, Missouri. UMB offers commercial banking, which includes comprehensive deposit, lending, investment and retirement plan services; personal banking, which includes comprehensive deposit, lending, wealth management and financial planning services; and institutional banking, which includes asset servicing, corporate trust solutions, investment banking and healthcare services. UMB operates branches throughout Missouri, Arizona, California, Colorado, Iowa, Kansas, Illinois, Minnesota, Nebraska, New Mexico, Oklahoma, Texas, and Wisconsin. As the company’s reach continues to grow, it also serves business clients nationwide and institutional clients in several countries. For more information, visit UMB.com, UMB Blog, UMB Facebook and UMB LinkedIn.

UMB Media Contact:

Stephanie Hollander

Stephanie.Hollander@umb.com

816.729.1027

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about UMB’s, HTLF’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the previously announced business combination transaction between UMB and HTLF (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in UMB’s and HTLF’s reports filed with the United States Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which UMB and HTLF operate; the ability to promptly and effectively integrate the businesses of UMB and HTLF; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of UMB’s or HTLF’s customers, employees or other business partners, including those resulting from the completion of the Transaction; the dilution caused by UMB’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters.

These factors are not necessarily all of the factors that could cause UMB’s, HTLF’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm UMB’s, HTLF’s or the combined company’s results.

All forward-looking statements attributable to UMB, HTLF, or the combined company, or persons acting on UMB’s or HTLF’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and UMB and HTLF do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If UMB or HTLF update one or more forward-looking statements, no inference should be drawn that UMB or HTLF will make additional updates with respect to those or other forward-looking statements. Further information regarding UMB, HTLF and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December  31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000095017024018456/umbf-20231231.htm) and its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and its other filings with the SEC, in HTLF’s Annual Report on Form 10-K for the fiscal year ended December  31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000026/htlf-20231231.htm), and its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and its other filings with the SEC, and the risks described in UMB’s definitive joint proxy statement/prospectus related to the Transaction, which was filed with the SEC on July  5, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/101382/000119312524175612/d771152d424b3.htm).

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